Supplement Dated September 23, 2016
To The Statement of Additional Information
Dated April 25, 2016

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective September 16, 2016.

Please delete all references to Gerard A. M. Oprins.

On page 81, in the section "Trustees and Officers of the Trust," please delete the row under the sub-heading "Officers" in its entirely for Daniel W. Koors and replace it with the following row:

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)
Daniel W. Koors (46) 1 Corporate Way Lansing, MI 48951	Treasurer & Chief Financial Officer (10/2011 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (4/2011 to present); Chief Financial Officer of JNAM (1/2007 to 4/2011); Vice President of other investment companies advised by JNAM (12/2006 to present), Treasurer and Chief Financial Officer of other investment companies advised by JNAM (12/2006 to 11/2011; 9/2016 to present); Treasurer and Chief Financial Officer (Principal Financial Officer) of Curian Series Trust (11/2010 to 2/2016)

This supplement is dated September 23, 2016.